SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________

FORM 8-K
___________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date Of Report (Date Of Earliest Event Reported): January 15, 2010

Ecologix Resource Group. Inc.
 (Exact Name Of Registrant As Specified In Charter)

DELAWARE	333-148664	98-0533882
(State Or Other Jurisdiction Of Incorporation Or Organization)	(Commission File No.)	(IRS Employee Identification No.)

9903 Santa Monica Blvd.
Suite 918
Beverly Hills, CA. 90212
(Current Address of Principal Executive Offices)

Phone number: 888-LOGIXRG
 (Issuer Telephone Number)

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐         Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2(b))
☐         Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))

Section 4 – Matters Related to Accountants and Financial Statements

Item 4.01                      Changes in Registrant’s Certifying Accountant.

(a)           On January 15, 2010, the Registrant’s Independent Auditor, Allen Weinberg, CPA CIE of Weinberg & Associates LLC notified the Registrant that he had resigned as the Independent Auditor for the Registrant because of the logistical difficulty associated with Cameroon subsidiary.

During the period of their engagement through August 14, 2007, there were no disagreements between Weinberg & Associates LLC and the Registrant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Weinberg & Associates LLC, would have caused him to make reference to the subject matter of the disagreement in connection with its reports on the Registrant's financial statements.  Weinberg & Associates LLC did not file any reports on behalf of the Registrant during his tenure.

The Registrant has furnished Weinberg & Associates LLC with a copy of this report and has requested him to furnish a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements.  A copy of the resignation letter is to attached as Exhibit 16 to this Form 8-K.

(b)           Effective January 15, 2010, Seligson & Giannattasio, LLP., 723 N Broadway, White Plains, NY 10603, (914) 428-5560  has been retained as independent auditor of Ecologix Resource Group, Inc., the Registrant, and was retained as independent auditor of the registrant for the fiscal year ending December 31, 2009.  Prior to the engagement, Registrant did not consult with Seligson & Giannattasio, LLP. regarding the application of accounting principles to a specified transaction, or the type of audit opinion that may be rendered with respect to the Registrant’s financial statements, as well did not consult with Seligson & Giannattasio, LLP., as to the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the small business issuer's financial statements and either written or oral advice was provided that was an important factor considered by the small business issuer in reaching a decision as to the accounting, auditing or financial reporting issue.

Section 9 -- Financial Statements and Exhibits

Item 9.01                      Financial Statements and Exhibits

(c)	Exhibits.
16.           Letter from Weinberg & Associates LLC, to the Commission, concerning change in certifying accountant – to be filed by amendment.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Ecologix Resource Group, Inc.

By:	/s/ Jason Fine
Jason Fine
Chief Executive Officer
Dated: January 22, 2010

Exhibit 16

To be Provided by Amendment